Supplement to
Fidelity's Targeted International Equity Funds®
December 30, 2002
Prospectus

The following information replaces similar information found in the "Buying and Selling Shares" section on page 26.

Fund Minimums
Initial Purchase	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500
Through regular investment plans in Fidelity Traditional IRA, Roth IRA, and Rollover IRAsA	$200
Subsequent Purchase	$250
Through regular investment plans	$100
Balance	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500.

The following information replaces similar information found in the "Buying and Selling Shares" section on page 27.

  If you are selling some but not all of your shares, keep your fund balance above $2,000 to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), except fund positions not subject to balance minimums.

The following information replaces similar information found in the "Features and Policies" section on page 29.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), for any reason, including solely due to declines in a fund's NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

The following information replaces the biographical information for Thierry Serero found in the "Fund Management" section on page 36.

David Baverez is manager of Europe Fund, which he has managed since January 2003. Since joining Fidelity Investments in 1995, Mr. Baverez has worked as a research analyst and manager.

TIF-03-02 January 24, 2003
1.483702.129

The following information replaces the biographical information for Margaret Reynolds found in the "Fund Management" section on page 36.

Claudio Brocado is manager of Latin America Fund, which he has managed since January 2003. Since joining Fidelity Investments in 2002, Mr. Brocado has worked as a research analyst and manager.